Our Mission is to  Develop Gene Therapies to Cure  Blindness Diseases and Develop a Vaccine to Save Lives  from COVID‐19 NASDAQ:  OCGN Corporate Deck: August 2021

1©2021  Ocugen. All Rights Reserved. Forward Looking Statement This presentation contains forward‐looking statements that involve substantial risks and uncertainties.  All statements, other than statements of historical facts, contained in this  presentation, including statements regarding our business strategy, future results of operations and financial position, prospective products, product approvals, research and  development costs, timing and likelihood of success, estimated market size or growth, and plans and objectives of management for future operations, are forward‐looking statements.   When used in this presentation, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,”  “should,” “target,” “would,” and similar expressions are intended to identify forward‐looking statements, although not all forward‐looking statements contain these identifying words. Forward‐looking statements involve known and unknown risks, uncertainties and other factors, including those risks set forth in the Company’s filings with the Securities and Exchange  Commission, which are available at www.sec.gov, that may cause our actual results, performance or achievements to be materially different from any future results, performance or  achievements expressed or implied by the forward‐looking statements. Forward‐looking statements are based on our management’s beliefs and assumptions and on information  available to management as of the date of this presentation. Our actual future results may be materially different from what we expect. Except as required by law, we assume no  obligation to update these forward‐looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward‐looking statements,  even if new information becomes available in the future.  This presentation includes estimates by us of statistical data relating to market size and growth and other estimated data about our industry. This data involves a number of  assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation also includes statistical and other industry and market data that we  obtained from industry publications and research, surveys and studies conducted by third parties.  Industry publications and third‐party research, surveys and studies generally indicate  that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information.  While we believe  these industry publications and third‐party research, surveys and studies are reliable, we have not independently verified such data. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in  any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities  shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

2©2021  Ocugen. All Rights Reserved. Ocugen Overview VACCINE • COVAXIN™: Whole‐virion inactivated COVID‐19 vaccine candidate (with adjuvant). Licensed rights from Bharat Biotech for the US  and Canadian markets (currently received EUA in India). Standard vaccine storage condition (2‐8°C) • Demonstrated 77.8% overall efficacy, 93.4% in severe COVID‐19 disease (including hospitalization) and 65.2% efficacy against  Delta variant in Phase 3 trial by Bharat Biotech • Phase 3 clinical trial enrolled 25,800 participants between 18‐98 years of age, including 2,760 over the age of 60 and 7,058 with  at least one pre‐existing condition. Phase 1/2 enrolled 755 participants • Potential coverage against multiple protein antigens of the virus and potentially applicable to broader population, including 12– 17‐year‐olds (as seen in Phase 2 study) • Effectively neutralizes additional Kappa, Zeta, and Alpha variants of SARS‐Cov‐2 reducing the possibility of mutant virus escape • Rolling submission with Health Canada completed (July 2021) MODIFIER  GENE THERAPY PLATFORM • Potential for one product to treat many diseases & multi‐factor approach (POC study results published in Nature) • OCU400 (AAV‐hNR2E3): Orphan medicinal product designation for the treatment of both retinitis pigmentosa (RP) and Leber  Congenital amaurosis (LCA) covering diseases caused by mutations in over 175 genes. Initiation of Phase 1/2a this year • OCU410 (AAV‐hRORA): Potential to treat dry age‐related macular degeneration (Dry AMD) through multi‐factor treatment  approach – initiation of Phase 1/2 in 2022 • Strategic manufacturing partnership with CanSinoBio (~$13B market cap) – sets clear path for critical manufacturing NOVEL  BIOLOGIC • OCU200: Targeting major retinal diseases: Diabetic Macular Edema (DME), Diabetic Retinopathy (DR), and Wet Age‐Related  Macular Degeneration (Wet AMD) (estimated global market size over $10B) – initiation of Phase 1/2 in 2022 • Novel MoA: Potential to initially treat non‐responders to anti‐VEGF/ therapies (~50% of patients)

3©2021  Ocugen. All Rights Reserved. Leadership Team Sanjay Subramanian, MBA CFO and Head of Corporate Development Vijay Tammara, PhD SVP, Regulatory & Quality Jessica Crespo, CPA Corporate Controller and Treasurer Arun Upadhyay, PhD VP, Head of Research & Development Shankar Musunuri, PhD, MBA Chairman, CEO and Co‐Founder Zara Gaudioso, SHRM‐CP Head of Human Resources J.P. Gabriel SVP, Manufacturing & Supply Chain Bruce D. Forrest, MB, BS, MD, MBA Acting CMO Michael Shine, MBA SVP, Commercial

4©2021  Ocugen. All Rights Reserved. Scientific Advisory Boards Satish Chandran, PhD David Fajgenbaum, MD, MBA, MSc, FCPP Bruce D. Forrest, MB, BS, MD, MBA Catherine Pachuk, PhD Harvey Rubin, MD, PhD Susan Weiss, PhD Carl D. Regillo, MD, FACS Mark Pennesi, MD, PhD Geeta Lalwani, MDDavid Boyer, MD Retina Scientific Advisory Board Vaccine Scientific Advisory Board

Pipeline and Regulatory overview

	Asset/Program	Indication	Phase	Notes
VACCINE	**COVAXIN™** Whole-Virion Inactivated Vaccine	COVID-19	Phase 3*	Rolling submission with Health Canada completed (July 2021); Discussions with FDA ongoing
MODIFIER GENE THERAPY PLATFORM	**OCU400** AAV-hNR2E3	**NR2E3 Mutation –** Associated Retinal Degeneration**	IND-Enabling	Orphan designation US & EU†
		RHO Mutation – Associated Retinal Degeneration**	IND-Enabling	Orphan designation US & EU†
		CEP290 Mutation – Associated Retinal Degeneration**	IND-Enabling	Orphan designation US & EU†
		PDE6B Mutation – Associated Retinal Degeneration**	IND-Enabling	Orphan designation US & EU†
	OCU410 AAV-hRORA	**Dry Age-Related Macular Degeneration (Dry AMD)**	Preclinical	
NOVEL BIOLOGIC	**OCU200** Transferrin – Tumstatin	**Diabetic Macular Edema**	Preclinical	
		Diabetic Retinopathy	Preclinical	
		Wet Age-Related Macular Degeneration (Wet AMD)	Preclinical	

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*Bharat Biotech-sponsored clinical trial

** No approved therapies exist

https://www.aao.org/eye-health/diseases/retinitis-pigmentosa-treatment
https://www.aao.org/eye-health/diseases/amd-treatment

† EU orphan medicinal product designation for the treatment of both retinitis pigmentosa (RP) and Leber Congenital amaurosis (LCA)

5

6 COVAXIN™ Investigational Whole‐Virion Inactivated COVID‐19 Vaccine Licensed from Bharat Biotech (BBIL) for the US and  Canadian Markets

COVAXIN™ - Product Profile

Whole virion inactivated SARS-CoV-2 (NIV-2020-770)
Antigen concentration & Adjuvant: 6µg + Algel–IMDG(TLR7/8)


COVAXIN

PROPOSED INDICATION	Active Immunization to Prevent COVID-19 caused by SARS-CoV-2
TARGET POPULATION	12 years of age and older
DOSE LEVEL and REGIMEN	0.5mL per dose suspension 2 Doses: Day 0 & Day 28
PRESENTATION	10 doses per vial
STORAGE	2°- 8°C (Expected shelf-life ~2 Yrs.) Room temp (25ºC): 3 Months ocugen ©2021 Ocugen. All Rights Reserved.

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Why COVAXIN™

Designed to fill a significant unmet need in our North American arsenal of vaccines against COVID-19

B — **Broad Spectrum Immune Response**

Both humoral & cellular responses generated against multiple viral proteins
Induces a Th1 response (cell-mediated immunity)

E — **Efficacy → 77.8% Efficacy Demonstrated in Phase 3 Trial (93.4% against severe)**

Effective in neutralizing multiple variants, including rapidly-spreading Delta variant (65.2% efficacy)
Potentially serve as a universal booster to minimize/eliminate viral escape and control the Pandemic

S — **Safe in 12+ (Demonstrated in Phase 2 clinical trial)**

Proven technology platform and supply chain currently used for several licensed vaccines (Influenza, Polio, Rabies, JEV etc.).
Historically demonstrated acceptable safety, tolerability and efficacy consistent with adults

T — **Transportation and Storage Ease**

Stable for 3 months at room temperature
Can be stored in standard conditions (2°- 8°C) for several years. Can be stockpiled.

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9©2021  Ocugen. All Rights Reserved. Spike (S)Nucleocapsid (N) Membrane (M) Small  membrane  Protein (E) COVAXIN™ Presents Multiple Protein Targets to the  Immune System Resulting in Broad Spectrum Response Spike (S) COVAXIN™ mRNA and Adenovirus‐Based Vaccines COVAXIN™, an adjuvanted inactivated virus vaccine candidate, elicited strong IgG responses against  spike (S1) protein, receptor‐binding domain (RBD), and the nucleocapsid (N) protein of SARS‐CoV‐2  along with strong cellular responses

10©2021  Ocugen. All Rights Reserved. COVAXIN™ Developed and Manufactured by Bharat Biotech Established Robust Manufacturing Process for COVAXIN Ocugen licensed COVAXIN™ on the  back of Bharat’s strong track record of  developing & commercializing  vaccines globally Inactivated Vero cell derived vaccines  are proven, time‐tested and long‐ lasting. A few include:

COVAXIN™ is Distinct Amongst Leading COVID-19 Vaccines and Select Vaccine Candidates in the United States and Canada

Company	Technology	Antigen	Status in US & Canada
COVAXIN™	Inactivated SARS CoV-2 Virus, Aluminum hydroxide, TLR agonist	Whole virus (Including S & N Proteins)	Rolling submission with Health Canada completed; BLA submission to be pursued in US
Pfizer/ BioNTech	Lipoplex of SARS CoV-2 S protein mRNA	S protein	EUA in US; Authorized by Interim Order in Canada
Moderna	Lipoplex of SARS CoV-2 S protein mRNA	S protein	EUA in US; Authorized by Interim Order in Canada
AstraZeneca	Non-replicating infectious Adenovirus	S protein	Authorized by Interim Order in Canada
Johnson & Johnson	Non-replicating infectious Adenovirus	S protein	EUA in US; Authorized by Interim Order in Canada

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12©2021  Ocugen. All Rights Reserved. Technology Comparisons: Target Product Profile Characteristic mRNA Adeno‐ Based COVAXIN™ Acceptable Safety ✓ ✓ ✓ Neutralizing antibody response ✓ ✓ ✓+ Cellular responses against  multiple viral antigens ✓ ✓ ✓+ Efficacy ✓ ✓ ✓+ Stability at 2‐8oC X ✓ ✓ Multiple Viral Antigens X X ✓ “+” : B and T cell immune responses to multiple proteins, Safety and Efficacy in Phase 3  clinical trial by Bharat Biotech

13©2021  Ocugen. All Rights Reserved. COVAXIN™ Progress and Planned Milestones for North American  Development Ocugen signs  Definitive  Agreement for  COVAXIN™ in US 1H 2021 2H 2021 EUA in India Start of mass  immunization Phase 3 Interim Analysis  Results Establish COVAXIN™ Manufacturing in US • Phase 3 data analysis completed • Rolling submission with Health Canada completed • BLA submission to be pursued in US; discussions ongoing  to determine filing pathway • Initial US Supply from Partner, BBIL • Execute Tech Transfer to US Sites • Target 100M Doses/Year Click      to access publication Phase 3 Full  Results Rolling submission   with Health  Canada completed

14©2021  Ocugen. All Rights Reserved. FINAL Phase 3 Clinical Trial Results Demonstrate Protective  Effect of COVAXIN™  Overall vaccine efficacy: 77.8% (95% CI: 65.2 – 86.4)  Efficacy against severe disease: 93.4% (95% CI: 57.1  – 99.8)  Efficacy against asymptomatic disease: 63.6% (95%  CI: 29.0 – 82.4)  Safety outcomes: 12.4% reported adverse events  (AE) in vaccine or placebo arms (p<0.05) • Most frequently reported systemic AEs included  headache, followed by pyrexia, fatigue and myalgia  • Serious AEs were reported by <0.5% of clinical trial  participants  Demonstrated Efficacy against B.1.617.2 (Delta):  65.2% (95% CI: 33.1 – 83.0) • First Phase 3 clinical trial to include Delta variant data Fast facts of a double‐blind,  randomized, multicenter,  Phase 3 clinical trial • Subjects recruited between November  2020 and January 2021 across 25 sites • 1:1 randomization among healthy adults  (age 18‐98 years) • n = 25,798 • Primary endpoint: Preventing symptomatic  COVID‐19 occurring at least 14 days after  second dose • Secondary endpoint: Efficacy in subgroups  based on age (18 ‐ <60 years; ≥60 years) • Evaluated safety, reactogenicity and  consistency of immune responses Source: Efficacy, safety, and lot to lot immunogenicity of an inactivated SARS‐CoV‐2 vaccine (BBV152): a, double‐blind, randomised, controlled phase 3 trial;  Ella, Reddy, Blackwelder, Potdar, et al.; medRxiv 2021.06.30.21259439; accessed July 7, 2021

15©2021  Ocugen. All Rights Reserved. Phase 3: Study Outline

16©2021  Ocugen. All Rights Reserved. Phase 2: Study Results • 6µg +Algel‐IMDG demonstrated  high neutralizing Abs responses compared to 3µg + Algel‐IMDG group • Mean GMT (95% CI) higher than human convalescent serum (HCS) • 6µg +Algel‐IMDG (Covaxin™) selected for Phase 3 study

17©2021  Ocugen. All Rights Reserved. Phase 2: Study Results • High Seroconversion rates (>96%) in both MNT50 and PRNT50  measured up to day 56 • Induction of Th1 cell mediated immunity as measured by IFN‐ƴ, IL‐2,  TNF‐α • No vaccine‐related severe or life‐ threatening adverse events  reported to date Events Rate (%) CI Local 4.2% (1.8, 8.1) 95% Systemic 7.4% (4.1, 12.1) 95% Serious 0% Combined 10.3% (7.4, 13.8) 95% Safety

18©2021  Ocugen. All Rights Reserved. Additional Research Demonstrating Effect Against  Multiple Variants  B.1.617 (India ‐ Kappa)  B.1.1.7 (United Kingdom ‐ Alpha)  B.1.1.28 (Brazil P2 ‐ Zeta) • COVAXIN‐vaccinated sera effectively neutralized several SARS‐CoV‐2 variants in an in‐vitro plaque reduction  neutralization assay • The study was conducted by Indian  Council of Medical Research (ICMR)‐ National Institute of Virology • These studies suggest that COVAXIN  vaccination may be effective against  multiple SARS‐CoV‐2 variants.

19 Ocugen’s Modifier Gene Therapy Platform Breakthrough Technology Designed to Address Multiple Diseases with One Product   Approach Complex Diseases Through Multiple Factors

Traditional Approach vs. Ocugen's Novel Platform

Gene Augmentation: Transfer functional version of a non-functional gene into the target cells.



Normal gene X
GENE X
Cell
GENE X
Cell
GENE X
GENE X
Cell
GENE X
GENE X
Cell with mutated/ nonfunctioning gene X



Traditional Gene Therapy
ONE Disease

- ✓ Traditional approach that targets one individual gene mutation at a time
- ✓ Regulatory pathway focused on specific product for one disease
- ✓ Longer time to recoup development costs

Modifier Gene Therapy: Introduce a functional gene to modify the expression of many genes, gene-networks and regulate basic biological processes in retina



Modifier gene M
GENE M
Cell
GENE X
Cell
GENE M
GENE X
We can address a number of diseases using the same Modifier Gene product.
Cell
Cell with mutated/nonfunctioning gene(s) other than modifier gene
Cell with normal function



OCU400
NR2E3 Mutation-Associated Retinal Disease
Rhodopsin Mutation-Associated Retinal Disease
CEP290 Mutation-Associated Retinal Disease
PDE6B Mutation-Associated Retinal Disease
Broad Spectrum Therapy for RP

- ✓ Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina
- ✓ Smoother regulatory pathway due to ability to target multiple diseases with one product
- ✓ Ability to recoup development costs over multiple therapeutic indications

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Why Target Nuclear Hormone Receptor Genes (NHRs)?

- Modulators of retinal development & function
- Act as "master genes" in the retina
- Molecular reset of key transcription factors and associated gene networks – retinal homeostasis
- Gene modifier concept including impact on clinical phenotypes is well known in other disease areas, CF and SMA *


Photoreceptor Development
Key Mutations: RGR, RHO, PDE6
NR2E3
NR1D1
RORA
Inflammation & Cell Survival
Key Mutations: PRP16, OTX
Phototransduction
Key Mutations: GNB3, RP78, GNAT
Cone Cell Development
Key Mutations: NR2E3, RP68
Metabolism
Key Mutations: PEX7

* **References:** https://pubmed.ncbi.nlm.nih.gov/28556246/
https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5409218/
https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4339951/
https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0183526 ocugen ©2021 Ocugen. All Rights Reserved.

21

Nature Gene Therapy Publication

Preclinical POC Data for *Nr2e3* Published in *Nature Gene Therapy*

- **Efficacy results shown in 5 unique mouse models of RP**
- **Technology developed at Harvard Medical School, Dr. Neena Haider's Lab**

- **Study demonstrates potency of modifier gene therapy to elicit broad-spectrum therapeutic benefits in early and advanced stages of RP**
- **Results show evidence of vision rescue in Early & Advanced Stages of disease**


Gene
Therapy

- Important milestone for development of therapy; demonstrated proof of principle
- Protection elicited in multiple animal models of degeneration caused by different mutations
- Potential to represent first broad-spectrum therapy and to provide rescue even after disease onset ocugen
©2021 Ocugen. All Rights Reserved.
natureresearch https://www.nature.com/articles/s41434-020-0134-z

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OCU400 – Rescue in Early & Advanced Stage of Disease

Early Stage Rescue



Untreated
Treated with AAv8-Nr2e3
ONL Cell Layer Number
12
10
8
6
4
2
0
**
*
**
**
B6
rd1
Rho-/-
RhoP23H
rd16
rd7

- P0 single subretinal injection, evaluation 3-4 months post injection
- *rd1* evaluated one-month post injection

ONL: Outer Nuclear Layer

Advanced Stage Rescue



ONL Cell Layer Number
15
10
5
0
B6
Rho-/-
RhoP23H
rd16
rd7
Uninjected
AAV8-Nr2e3 Injected

- P21 subretinal injection, evaluation 2–3 months post injection
- Restored ONL photoreceptors morphology in rd7
- ONL cell layer change in *rd7* model doesn't progress until 4-5 mos. of age

Human Diseases:



Control
PDE6β associated RP
Rhodopsin associated adRP
Leber Congenital Amaurosis
Enhanced S-cone Syndrome
B6
rd1
Rho-/-
RhoP23H
rd16
rd7
Untreated
AAV8-Nr2e3 Treated

➢ **Fundus images and ONL count show how single product recuses vision in multiple mutations**

ocugen
©2021 Ocugen. All Rights Reserved.
natureresearch https://www.nature.com/articles/s41434-020-0134-z
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OCU400 – Demonstrates Improved Vision Signals in Retina

Electroretinogram (ERG) Response Reveals Rescue under Both Scotopic (dim-lit) as well as Photopic (well-lit) Conditions


Scotopic ERG B-wave Amplitude
Untreated
Treated with AAv8-Nr2e3
B-wave Amplitude (uV)
2500
2000
1500
1000
500
0
250
200
150
100
50
0
B6
rd1
Rho-/-
RhoP23H
rd16


Photopic ERG B-wave Amplitude
Untreated
Treated with AAv8-Nr2e3
B-wave Amplitude (uV)
50
45
40
35
30
25
20
15
10
5
0
60
40
20
0
B6
rd1
Rho-/-
RhoP23H
rd16

ERG response: P0 single subretinal injection, evaluation 3-4 months post injection

Human vision is enabled by three primary modes:

- **Photopic vision:** Vision under well-lit conditions, which provides for color perception and functions primarily due to cone cells in the eye
- **Mesopic vision:** A combination of photopic vision and scotopic vision in low lighting, which functions due to a combination of rod and cone cells in the eye
- **Scotopic vision:** Monochromatic vision in very low light, which functions primarily due to rod cells in the eye ocugen
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natureresearch https://www.nature.com/articles/s41434-020-0134-z
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25©2021  Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434‐020‐0134‐z Study Results Confirm Overexpression of Nr2e3 by subretinal AAV8‐Nr2e3 Injection Is Not Detrimental to Retina – No Off‐Target Effects OCU400 – Demonstrated Safety in Mouse Model

OCU400 – Clinical and Regulatory Strategy

Planned Timeline



2021 - 2022
2023 - 2025
2025/26
Phase 1/2a
Phase 2b/3
Potential Approval
Proposed Broad RP Indication
NR2E3
RHO
NR2E3
RHO
CEP290
Phase 4 Commitments
OCU400
NR2E3 Mutation-Enhanced S-cone Syndrome
Rhodopsin Mutation-Associated Retinal Disease
CEP290 Mutation-Leber Congenital Amaurosis
Broad Spectrum Therapy for RP

- **Successfully completed manufacturing at commercial scale (200L) at CanSinoBio to support clinical studies**
- **Preclinical tox studies in-progress**
- **On target to file IND in 2H21**

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27©2021  Ocugen. All Rights Reserved. Features OCU400 Traditional Gene Therapy Cell Therapy One product for many IRDs  (including broad RP indication) Limited Technology established in the  ocular disease space POC data in RP models with  different genetic mutations Expected long‐term outcome Potentially longer benefit due  to promotion of homeostasis Potentially limited due to loss of  retinal cells over time Not established Target Patient Population Large Small (specific to mutation) Variable Developmental cost  Low (economies of scale) High (No economies of scale) High OCU400 – Competitive Overview Potential Competitors pursuing treatment of RP with Traditional Gene Therapy Potential Competitors pursuing treatment of RP with Cell Therapy

OCU410 (AAV-*RORA*) – Dry Age-Related Macular Degeneration

We Believe OCU410 Has the Potential to Address this Disease through its Multi-Factor Approach



Normal Retina



Dry AMD

Dry AMD

- Leads to irreversible blindness due to degeneration of the retina
- ~9-10M patients in the U.S.
- Currently no approved treatment for Dry AMD

Contributing Factors

- Aging
- Genetics
- Environmental Factors


Inflammation
Oxidative Stress
Lipid Peroxidation
RORA

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©2021 Ocugen. All Rights Reserved.

References: https://www.brightfocus.org/macular/article/age-related-macular-facts-figures
https://www.uniprot.org/uniprot/P35398#function
https://pubmed.ncbi.nlm.nih.gov/21998696/
https://pubmed.ncbi.nlm.nih.gov/19786043/

28

29 OCU200:  Diabetic Macular Edema (DME) Diabetic Retinopathy (DR) Wet Age‐Related Macular Degeneration (Wet AMD) Novel Biologic Offering Benefits Beyond Anti‐VEGF

OCU200 – Potential to Treat DME, DR & Wet AMD

OCU200 Provides Hope to All patients with DME, DR or Wet AMD

DME	**→ ~0.7M patients in the US***
DR	**→ ~7.7M patients in the US***
Wet AMD	**→ ~1.1M patients in the US***

~50% of Patients DO NOT Respond to Anti-VEGF/Corticosteroids Therapies

- **OCU200 is a Transferrin-Tumstatin Fusion Protein**
  - Tumstatin: Multiple MOAs for treatment and prevention of macular degeneration and neovascularization
  - Transferrin: Targets the site of action and improves uptake (better target engagement)
- Integrin Targeting provides hope to these patients who are non-responders to current therapies
- Distinct MOA through targeting Integrin pathways can potentially also help reduce number of injections for patients who do respond to Anti-VEGF & corticosteroids therapies
- Significant global market potential

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©2021 Ocugen. All Rights Reserved.

(*) https://www.gene.com/stories/retinal-diseases-fact-sheet
https://www.brightfocus.org/macular/article/age-related-macular-facts-figures

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31©2021  Ocugen. All Rights Reserved. Data expressed as percentage of CNV lesions on Day  10 after treatment. Laser induction & treatment start  on Day 0 Wet AMD In‐Vivo Laser‐Induced Mouse CNV Model * indicates p<0.05 when compared to PBS and/or  tumstatin treatment † indicates p<0.05 when compared to Avas n; CNV  lesions measured on day 14 after treatment Wet AMD In‐Vivo Laser‐Induced Rat CNV Model   AvastinOCU200TumstatinPBS DME/DR Oxygen‐Induced Retinopathy (OIR) Mouse Model Effect of OCU200 intravitreal treatments on Neovascularization  (NV). Data are presented as mean± SD. Filled circles represent data  points from individual eyes * P < 0.05, ** P < 0.01 (n = 9‐10 eyes per group) • Inhibits new blood vessel formation • Anti‐inflammatory • Anti‐oxidative OCU200 –Transferrin‐Tumstatin Fusion Protein OCU200 Demonstrated Superior Efficacy Compared to Existing Anti‐VEGF Therapies -50 0 50 100 150 Neovascular area (normalized) N V (% o f c on tro l r et in a N V) * ** **

OCU200 – Distinct Mechanism of Action

We believe OCU200 has the potential to become a disease modifying therapeutic for broader patient population

Features	OCU200 (ocugen)	Anti-VEGF (Genentech[(1)], NOVARTIS[(1)], REGENERON[(1)], KODIAK)	Anti-Integrin (ASCLEPIX, Allegro)
Reduces VEGF level/Fluid	✓	✓	✓
Selectively works on active endothelial cells (Neovascular)	✓	✗	✓
Activates native anti-angiogenic response	✓	✗	✓
Enhanced effective delivery through Transferrin	✓	✗	✗
Pro-apoptotic and anti-oxidative	✓	✗	✓
Dosing Frequency	Expected once in 3 months	1-3 months	1-3 months

Potential Competitors pursuing treatment using Anti-VEGF approach

Potential Competitors pursuing treatment using Anti-Integrin approach

(1) Approved

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33©2021  Ocugen. All Rights Reserved. Key Inflection Points  COVAXIN™ ‐ Vaccine candidate for the US and Canadian markets with  potential for revenues this year Ophthalmology  • Modifier Gene Therapy Platform has the potential for one product  to treat many diseases • Novel biologic has the potential to treat anti‐VEGF /corticosteroids  non‐responders (~50% of the patients) • Multiple near and mid‐term milestones with plan to initiate four  Phase 1/2 trials over next 18 months

Our Mission is to Develop Gene Therapies to  Cure Blindness Diseases and Develop a Vaccine to Save  Lives from COVID‐19 For more information, contact: IR@ocugen.com